                                                                 EXHIBIT a(1)(c)


                                 AMENDMENT NO. 2
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP

                  This Amendment No. 2 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust dated as of May 15, 2002 ("Agreement") of AIM Funds Group ("Trust") amends the Agreement effective as of April 30, 2003.

                  The Amendment, having been approved by a Majority Trustee vote may be executed by a duly authorized officer of the Trust as provided by Section
9.7 of the Agreement.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                      CLASSES OF EACH PORTFOLIO
---------                                                      -------------------------

AIM Balanced Fund                                              Class A Shares
                                                               Class B Shares
                                                               Class C Shares
                                                               Class R Shares
                                                               Institutional Class Shares

AIM Basic Balanced Fund                                        Class A Shares
                                                               Class B Shares
                                                               Class C Shares

AIM European Small Company Fund                                Class A Shares
                                                               Class B Shares
                                                               Class C Shares

AIM Global Utilities Fund                                      Class A Shares
                                                               Class B Shares
                                                               Class C Shares

AIM Global Value Fund                                          Class A Shares
                                                               Class B Shares
                                                               Class C Shares

AIM International Emerging Growth Fund                         Class A Shares
                                                               Class B Shares
                                                               Class C Shares

PORTFOLIO                                                      CLASSES OF EACH PORTFOLIO
---------                                                      -------------------------

AIM Mid Cap Basic Value Fund                                   Class A Shares
                                                               Class B Shares
                                                               Class C Shares

AIM New Technology Fund                                        Class A Shares
                                                               Class B Shares
                                                               Class C Shares

AIM Premier Equity Fund                                        Class A Shares
                                                               Class B Shares
                                                               Class C Shares
                                                               Class R Shares
                                                               Institutional Class Shares

AIM Premier Equity II Fund                                     Class A Shares
                                                               Class B Shares
                                                               Class C Shares

AIM Select Equity Fund                                         Class A Shares
                                                               Class B Shares
                                                               Class C Shares

AIM Small Cap Equity Fund                                      Class A Shares
                                                               Class B Shares
                                                               Class C Shares
                                                               Class R Shares"


         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 6, 2003.



                                    By:      /s/ ROBERT H. GRAHAM
                                             -----------------------------------
                                             Name:  Robert H. Graham
                                             Title: President